UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): 10/6/2015

CDI Corp.
(Exact name of registrant as specified in its charter)

Commission file number: 001-05519

Pennsylvania (State of incorporation)	23-2394430 (I.R.S. Employer Identification Number)

1717 Arch Street, 35th Floor, Philadelphia, PA 19103-2768 (Address of principal executive offices, including zip code)

(215) 569-2200 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of CDI Corp. (the Company) filed with the Securities and Exchange Commission on October 13, 2015 (the Initial Form 8-K) to include financial statements permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed. As previously reported in the Initial Form 8-K, on October 6, 2015, the Company acquired Edgerock Technologies, LLC.

Item 9.01    Financial Statements and Exhibits
(a)    Financial Statements of Business Acquired

(i)
Financial statements of Edgerock Technologies, LLC which comprise the balance sheet as of December 31, 2014, and the statement of income, comprehensive income, changes in members' equity, and cash flows for the year end December 31, 2014, and the related notes to the financial statements.

(ii)
Condensed interim balance sheets of Edgerock Technologies, LLC as of September 30, 2015 and December 31, 2014, the condensed interim statements of income, comprehensive income and cash flows for the nine-month periods ended September 30, 2015 and 2014, and the notes thereto.

(b)    Pro Forma Financial Information

An unaudited pro forma combined condensed balance sheet for the Company and Edgerock Technologies, LLC as of September 30, 2015, unaudited pro forma combined condensed statements of operations for the nine-month period ended September 30, 2015 and for the year ended December 31, 2014, and the notes thereto.

(d)    Exhibits

Exhibit No.	Description
23.1	Consent of Paresky Flitt & Company, LLP
99.1	Financial statements of Edgerock Technologies, LLC as of December 31, 2014
99.2	Unaudited condensed interim financial statements of Edgerock Technologies, LLC for the nine-month period ended September 30, 2015
99.3	Unaudited pro forma combined condensed financial information of CDI Corp. and Edgerock Technologies, LLC as of and for the nine months ended September 30, 2015 and for the year ended December 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDI CORP.
(Registrant)

By: /s/ Michael S. Castleman
Michael S. Castleman
Executive Vice President and
Chief Financial Officer

Date: November 20, 2015

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Paresky Flitt & Company, LLP
99.1	Financial statements of Edgerock Technologies, LLC as of December 31, 2014
99.2	Unaudited condensed interim financial statements of Edgerock Technologies, LLC for the nine-month period ended September 30, 2015
99.3	Unaudited pro forma combined condensed financial information of CDI Corp. and Edgerock Technologies, LLC as of and for the nine months ended September 30, 2015 and for the year ended December 31, 2014